QUARTERLY REPORT
                                 JUNE 30, 2005

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                   June 30, 2005

Dear Fellow Shareholders:

  In the June quarter, the FMI Common Stock Fund rose a modest 0.88%, but trailed the benchmark Russell 2000(1)<F1>. The Fund is up 0.84%*<F2> calendar year-to-date through June, compared to a loss of 1.25% for the Russell 2000. Although the quarter benefited from the takeovers of Renal Care by Fresenius and School Specialty, Inc. by Bain Capital, as well as rebounds by Casey's General Stores, Inc. and Imation Corp., several stocks declined, resulting in a somewhat difficult quarter, at least from a relative perspective. Viewed from a sector standpoint, Commercial Services, Finance, Process Industries and Technology Services all had subpar quarters. It was largely stock-specific, as Global Imaging Systems, Inc., ADVO, Inc., and Watson Wyatt & Company Holdings all negatively affected Commercial Services. In the Finance area, lingering negative sentiment surrounding the insurance brokerage industry hurt Arthur J. Gallagher & Co. Specialty chemical and material stocks were hurt by the rising price of oil and that reality dragged down the Process Industries sector. In the Technology Services arena, eFunds Corp. announced an acquisition that looked to be dilutive in the near term, which impacted the stock. In short, it wasn't a great quarter. In nearly all of these cases, however, we took advantage of lower prices to add to our positions.

  Fortunately, one quarter, or even a year's performance is relatively meaningless for long-term investors. As long as we continue to own good, durable businesses at reasonable valuations, the three- to five-year outlook will be attractive. We remain confident in the fundamental prospects of the companies in the FMI Common Stock Fund. While generally not flashy, the companies in which we invest typically lead their respective niches, provide necessary products and services, are well financed, and trade at a meaningful discount to the market. Currently, the Fund portfolio trades for approximately one times annual revenue (market capitalization divided by annual revenue), which compares to roughly three times for the Russell 2000. The EV/EBITDA ratio (market cap plus net debt, divided by the earnings before interest, taxes, depreciation and amortization) for the Fund is around 7.7, while the ratio for the Russell 2000 is about 15. While profitability levels are similar, our Fund portfolio has less leverage, with long-term debt-to-total capitalization at approximately 22% compared to 31% for the benchmark. Of course, these attributes are of little consequence in markets that are driven by more speculative sentiment and expanding multiples. We have noticed recently that higher multiple, traditional growth stocks have been outdistancing lower multiple, traditional value stocks (energy stocks excepted). We are always wary of calling a trend and these things can change quickly, particularly with so much hedge fund, derivative, and ETF (exchange traded fund) activity.

  Below are some general thoughts on the economy and our outlook.

Economic Growth
---------------
  The U.S. economy (GDP) grew at a 3.8% real rate in the first quarter. According to the official statistics, that was the eighth straight quarter in excess of 3%. The "consensus" estimate for real GDP growth in the second quarter is 3.1%. This growth has come as a surprise to many, given the numerous challenges that have been articulated in the media. Specifically, higher short-term interest rates, escalating energy prices, a "tapped-out" consumer, uneven employment gains and large trade deficits have all taken their turn as the headline worry. Despite real concerns on all of these subjects, the economy advanced very respectably in the first half of the year. Why? In an economy as large, diverse and complex as ours, it would be folly to think we had the answer. We are confident that we understand one source of the strength behind these numbers: cash out refinancing and home equity lines of credit. Consumers are estimated to have pulled over $500 billion of equity out of their homes over the past year. It is highly likely that most of this money was plowed back into the economy, aiding reported GDP growth. Furthermore, stronger residential fixed investment was a significant driver of growth in the first half of the year.

  It is difficult to envision home building and the recycling of home equity as reliable sources of future growth. Already there are signs of exhaustion in this market. The explosion of "interest only" and other adjustable mortgages suggests that traditional (credit worthyo) customers have been sated. Regulators have also begun clamping down on some of the more exotic lending practices. Putting aside increased mortgage debt as a source of cash, there is the notion that consumers could shoulder even more traditional credit card or installment debt. Indeed, that phenomenon has been a major source of funds in recent years. But consumers have outspent their incomes for a number of years and today, consumer debt and the debt service burden remain extremely high by historical standards. It is just hard to imagine the consumer continuing to operate in this fashion for many more years. Future growth is likely to come the old fashioned way, through employment and wage gains.

  The U.S. economy should be helped somewhat in future years by better economic performance in the rest of the world. With the exception of China, most of Asia has been subpar since the 1998 "Asian Contagion." Free markets are developing all over the world, and that bodes well for the U.S. over the long run. In the near term, however, economic growth depends on American consumers staying confident and spending all or more of their incomes. Barring a significant decline in housing prices and the damage that would wrought on consumer confidence, we see reasonable economic growth in coming quarters. Ultimately, we believe adjustments will have to take place that may result in lower economic growth for awhile. How painful this will be depends on a large number of factors that are hard to predict and which are really beyond the scope of this letter.

Interest Rates/Monetary Policy
------------------------------
  The yield curve has flattened fairly dramatically this year (see table below), with the 10-Year Treasury dipping below 4%. At quarter end, there was only a 28 basis point spread between the 2-Year and 10-Year Treasury. The bond market is seeing an economic slowdown, while Greenspan recently completed the ninth quarter point "measured" hike in the past year in an effort to achieve "neutrality." The failure of the long end of the curve to rise in the face of these rate hikes has resulted in Greenspan's ignominious "conundrum." Perhaps it would be instructive to back up a bit and put this conundrum into perspective. Of course, perspective is colored by whether or not one is a Greenspan partisan. A fan of the man affectionately known as "The Maestro" would say he navigated the aftermath of the stock market bubble by injecting liquidity into the system, skirting deflation, and helping to bring the economy out of its malaise into a steady rate of growth. On the other side of the coin are those that see the Fed's loose policies in the late 1990's aiding and abetting the stock market bubble in the first place. They see Greenspan capitulating to the "New Era" doctrine of technology-induced productivity gains for as far as the eye could see. Furthermore, rather than letting market forces work through a natural adjustment process after the bubble burst - which would have resulted in many liquidations and reduced capacity, perhaps even a deeper recession (and the reloading of consumer balance sheets) - the Fed drove short-term interest rates to 1%. This pain avoidance policy response in any other age would signal an emergency. In this age, it was a green light for the creation of a different kind of asset bubble - housing - and an explosion of speculative activity in the form of junk bonds, derivatives, and trading-oriented hedge funds.

                  Historical U.S. Treasury Yield Curve
         ------------------------------------------------------
          Maturity        12/31/04       06/30/05        Change
          --------        --------       --------        ------
         3 - months         2.21           3.12           0.91
         2 - years          3.07           3.63           0.56
         3 - years          3.22           3.64           0.42
         5 - years          3.61           3.70           0.09
        10 - years          4.22           3.91          -0.31
        30 - years          4.83           4.19          -0.64

Source:  Bloomberg

  Greenspan knows now that his accommodative rate policy fostered extraordinary speculation. The Fed has been inching rates up, in order to help quell this speculation and address some concerns about inflation. The bond market hasn't cooperated, however, because it sees economic weakness on the horizon. Thus, the long end of the curve has been going down, not up. Mortgages and many other forms of credit are tied to long rates; as such, housing speculation and credit derivatives, for example, remain in an unabated growth mode. Thus, we have a conundrum.

Housing
-------
  We have talked about housing a couple of times over the past year and we hesitate to give it much more air time, only because "the housing bubble" has been so thoroughly discussed in the media in recent months. Given the contrarian blood that runs through our veins, we would almost view this media coverage as a counter indicator. Almost. We have already discussed the fact that the rate environment continues to encourage housing speculation, so perhaps a tough housing market is still a ways away. Anecdotally, however, the stories of excess abound. There are 170 chapters of the Real Estate Investors Association today, up from 22 in 2002. Speculators are a rapidly increasing percentage of homebuyers. The National Association of Realtors released a study in March estimating that investors, sometimes known as speculators, represented 23% of home purchases. Some of the speculators remind us of the stock day traders in the late 1990's. We read recently about a fellow driving around Phoenix, lost, trying to find one of the six houses he owns there. He also has a half share in seven other Phoenix homes. He lives in Las Vegas, where the 2002-2004 increase in home prices was 66.7% - but he plies the greater Phoenix market because Las Vegas has started to cool. He is 22 years old.

  Nearly everyone reading this letter knows of someone who has "made a killing," in real estate - with no money down! Just looking out the window on the drive home causes us to scratch our collective heads. Who is buying all these new homeso Here in Milwaukee there is a housing boom, from downtown to the north shore and west towards Madison. Home prices have grown annually at nearly a double-digit rate over the past few years. Yet the greater metropolitan Milwaukee population from 2000 to 2004 grew a cumulative 1% and real income growth has been anemic. We have articulated previously how illogical it is to have home prices increase significantly faster than the growth in population, income or GDP. A U.S. News and World Report study indicated that this year, about 1.2 million families or individuals need housing in the U.S. About 400,000 houses have to be replaced due to obsolescence. Adding 300,000 for second, or vacation, homes sums to a demand figure of approximately 1.9 million. Builders and manufacturers are on track to create over 2.2 million housing units this year. So, supply exceeds demand and prices continue to spike at record rates. It doesn't make sense to us.

  The mortgage market exceeds $7 trillion and adjustable rate loans currently represent about 24% of the total. In the past year, over 50% of new mortgages were adjustable rate. Particularly noteworthy is the rapid increase in "interest only" mortgages, with no payments toward principle. It would appear that borrowers are not only taking rate risks, but also stretching for more home than they can afford.

  Many people take it on faith that housing prices will never fall. While absolute declines have been rare on a national scale over the past fifty years, there have been numerous instances of regional declines. When viewed on a real (inflation-adjusted) basis, the picture tells a different story. Robert Shiller, a Yale economist, constructed the following chart showing 115 years of real housing prices. One can readily see that real prices can indeed fall - and sometimes for a decade or more. For most of the post-World War II period, housing prices slightly exceeded inflation. In the past five years, prices have spiked dramatically. Of course, one can debate the economic impact of an adjustment in housing prices. We are not predicting Armageddon, but such an adjustment could have a meaningful negative influence on growth. The timing of any correction is impossible to predict. Those shareholders who were with us in the late 1990's heard us talk a great deal about the technology/telecom bubble. In hindsight we were early, but ultimately we were right. When prices disconnect from economic fundamentals, eventually there is a correction. We do not feel housing will be an exception.

REAL U.S HOME PRICE INDEX 1890-2004
Inflation-Adjusted
Index:  1890=100

      1890                   100
      1891                    88.01178236
      1892                    95.42172675
      1893                    92.29737636
      1894                   123.9804705
      1895                   117.45508
      1896                   100.3029803
      1897                   106.5156923
      1898                   110.1841289
      1899                   103.8531031
      1900                   101.5742847
      1901                    87.32608687
      1902                   100.4736346
      1903                    93.07488319
      1904                   101.8543489
      1905                    87.24853891
      1906                   103.5251571
      1907                   109.3165099
      1908                   100.8191724
      1909                    95.38040436
      1910                    93.11062751
      1911                    97.54332641
      1912                   102.3651517
      1913                    95.40855137
      1914                    96.97715411
      1915                    88.14875509
      1916                    93.72484239
      1917                    85.00902902
      1918                    75.5666136
      1919                    70.51378839
      1920                    66.07414254
      1921                    65.614302
      1922                    74.79618975
      1923                    76.35007027
      1924                    74.28697054
      1925                    78.16281248
      1926                    72.49059439
      1927                    71.38029416
      1928                    73.28212263
      1929                    72.6143227
      1930                    69.49190683
      1931                    68.64519642
      1932                    68.33718676
      1933                    72.86593978
      1934                    73.27940389
      1935                    78.06999131
      1936                    79.4148872
      1937                    79.71760993
      1938                    78.46464518
      1939                    78.54967717
      1940                    81.73079825
      1941                    73.81587613
      1942                    68.50282006
      1943                    70.92296719
      1944                    80.30898785
      1945                    87.75003745
      1946                   106.505885
      1947                   109.3296599
      1948                   101.2225695
      1949                   100.0465977
      1950                   105.8948289
      1951                   103.8986585
      1952                   103.9743172
      1953                   114.713298
      1954                   114.1991148
      1955                   115.4621147
      1956                   115.3166041
      1957                   115.0956472
      1958                   112.6852374
      1959                   110.9804442
      1960                   110.5252825
      1961                   109.1938492
      1962                   109.6715033
      1963                   109.3600543
      1964                   106.9815867
      1965                   109.6945027
      1966                   109.4094131
      1967                   107.2260763
      1968                   106.4102493
      1969                   108.5517613
      1970                   110.4403175
      1971                   110.6835243
      1972                   111.6109653
      1973                   109.9174533
      1974                   108.0546324
      1975                   108.5732421
      1976                   105.6888133
      1977                   109.4226986
      1978                   116.3011241
      1979                   122.0897417
      1980                   117.138373
      1981                   110.8164284
      1982                   107.2535836
      1983                   106.1455475
      1984                   105.8545565
      1985                   107.7450302
      1986                   111.1730799
      1987                   118.9245014
      1988                   121.5979148
      1989                   124.1777785
      1990                   122.4460458
      1991                   113.8064943
      1992                   112.230576
      1993                   109.6244218
      1994                   110.2210584
      1995                   109.4526446
      1996                   109.1389305
      1997                   108.9988566
      1998                   112.6059966
      1999                   118.5554646
      2000                   125.0151348
      2001                   131.5335111
      2002                   140.5297376
      2003                   150.8413937
      2004                   165.7218173

  Courtesy of Robert J. Shiller - Irrational Exuberance: Second Edition, 2005

Energy
------
  With the price of oil near $60.00 per barrel, and natural gas prices over $7.00 per thousand cubic feet, there is widespread belief that the world is running out of hydrocarbons. The fundamentals tell a different story. Using data from the Energy Information Administration (EIA) and Platts, an energy publication, Bear Stearns points out that historically there has been a strong correlation between oil inventories in the U.S. and the spot price of oil. This correlation, however, began to break down beginning in January 2004 as fear and speculation took over. The latest report shows U.S. inventory at over 325 million barrels. This is consistent with an oil price between $20-$25 per barrel. Merrill Lynch's forecast of a 15% rise in global exploration and production spending in 2005 is nearly double the 30-year average of 8%. The production response that follows could lead to a further build in inventory. With respect to natural gas, data from the EIA shows that U.S. storage levels are 15.1% higher than last year and 17.2% higher than the five-year average.
The high price of natural gas has led to a significant increase in the rig count. At 1,250 rigs, the Baker Hughes U.S. land rig count is up 17.6% versus the prior year and is over 40% higher than the five-year average. The production response that follows could similarly lead to a further build in inventory.

  Thus, rather than the stiff headwind that high energy prices created over the past two years, we are hopeful that relief is on the way. This could help offset some of the negative growth factors discussed above.

Employment
----------
  Nonfarm payroll growth, while uneven, remains favorable. The official unemployment rate is 5.1%, which, historically, is a pretty respectable number. We have discussed a number of times in the past that labor force participation (the denominator in the unemployment rate) has grown very slowly over the past several years. Lately there have been some signs that both participation and compensation have accelerated. The ideal scenario is to get participation up without spurring wage inflation. The jury is out on this right now but it is something worth monitoring. In a post-industrial economy, labor is a majority of the expense structure for most firms. It is critical that wages don't escalate faster than output. Frankly, given the pressures coming from India, China and other low cost countries, it's difficult to make the case for lasting wage inflation. Nevertheless, a blip in the wage inflation picture could rattle the market.

Outlook
-------
  In a relatively free economy, the normal routine is a cycling process between overly exuberant and overly cautious. The economy is too big and too complex to tweak to the point where no pain is ever felt. For that matter, the economy is probably too big to think that even the Fed's micromanagement can ultimately undo cyclicality. For most of the past decade, the Fed seems to have had an aversion to letting events take their natural course. Excesses and shortages send signals to the market that are then exploited one way or the other. Policy makers who try to avoid near term pain often make the eventual adjustment even more severe. This was the case with the stock market in the late 1990's, and perhaps a similar situation is developing in the housing market. In the meantime, the economy is moving along at a reasonably good clip and many foreign economies are looking healthier. The bond market may be correct that a slowdown is just around the corner, but as of today, we don't see it.

  From a Fund portfolio standpoint, we have a reasonably heavy stake in companies that should benefit from lower energy prices. We continue to be significantly underweighted in Finance stocks and substantially overweighted in Commercial Services.

  We appreciate your confidence in FMI Common Stock Fund, Inc.

  Sincerely,

     /s/Ted D. Kellner      /s/ Donald S. Wilson       /s/ Patrick J. English
     Ted D. Kellner, CFA    Donald S. Wilson, CFA      Patrick J. English, CFA
     President and          Vice President             Vice President and
     Portfolio Manager                                 Portfolio Manager

(1)<F1> The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3000 largest U.S. companies based on total market capitalization.
*<F2> The Fund's one year and annualized five and ten year returns through June 30, 2005 were 9.15%, 13.20% and 12.94%, respectively.

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Common Stock Fund, Inc.

STATEMENT OF NET ASSETS
June 30, 2005 (Unaudited)

      SHARES                                                     VALUE(B)<F4>
      ------                                                      -----------
COMMON STOCKS -- 93.0% (A)<F3>

COMMERCIAL SERVICES SECTOR -- 13.5%
-----------------------------------
               ADVERTISING/MARKETING SERVICES -- 2.7%
     362,900   ADVO, Inc.                                        $ 11,558,365

               MISCELLANEOUS COMMERCIAL SERVICES -- 6.1%
     224,300   ABM Industries Inc.                                  4,373,850
     288,300   FTI Consulting, Inc.                                 6,025,470
     203,100   G & K Services, Inc.                                 7,662,963
     263,000   Global Imaging Systems, Inc.                         8,379,180
                                                                 ------------
                                                                   26,441,463
               PERSONNEL SERVICES -- 4.7%
   1,143,600   MPS Group, Inc.                                     10,772,712
     375,000   Watson Wyatt & Company Holdings                      9,611,250
                                                                 ------------
                                                                   20,383,962
CONSUMER DURABLES SECTOR -- 2.8%
--------------------------------
               TOOLS & HARDWARE -- 2.8%
     355,300   Snap-on Inc.                                        12,186,790

CONSUMER NON-DURABLES SECTOR -- 4.7%
------------------------------------
               APPAREL/FOOTWEAR -- 3.2%
     345,000   Liz Claiborne, Inc.                                 13,717,200

               FOOD: SPECIALTY/CANDY -- 1.5%
     152,000   Lancaster Colony Corp.                               6,523,840

CONSUMER SERVICES SECTOR -- 1.0%
--------------------------------
               PUBLISHING: NEWSPAPERS -- 1.0%
     254,200   Journal Communications, Inc.                         4,270,560

DISTRIBUTION SERVICES SECTOR -- 11.2%
-------------------------------------
               ELECTRONICS DISTRIBUTORS -- 4.6%
     515,400   Arrow Electronics, Inc.                             13,998,264
     139,100   ScanSource, Inc.                                     5,972,954
                                                                 ------------
                                                                   19,971,218
               MEDICAL DISTRIBUTORS -- 1.6%
     545,900   PSS World Medical, Inc.                              6,796,455

               WHOLESALE DISTRIBUTORS -- 5.0%
     117,000   School Specialty, Inc.                               5,440,500
     331,500   United Stationers Inc.                              16,276,650
                                                                 ------------
                                                                   21,717,150
ELECTRONIC TECHNOLOGY SECTOR -- 5.7%
------------------------------------
               COMPUTER PERIPHERALS -- 3.4%
     376,700   Imation Corp.                                       14,612,193

               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 2.3%
     556,500   Paxar Corp.                                          9,877,875

ENERGY MINERALS SECTOR -- 4.1%
------------------------------
               OIL & GAS PRODUCTION -- 4.1%
     193,800   Newfield Exploration Co.                             7,730,682
     337,600   St. Mary Land & Exploration Co.                      9,783,648
                                                                 ------------
                                                                   17,514,330
FINANCE SECTOR -- 8.8%
----------------------
               INSURANCE BROKERS/SERVICES -- 2.9%
     451,400   Arthur J. Gallagher & Co.                           12,246,482

               LIFE/HEALTH INSURANCE -- 3.2%
     325,000   Protective Life Corp.                               13,721,500

               PROPERTY/CASUALTY INSURANCE -- 2.7%
     465,000   Old Republic International Corp.                    11,759,850

HEALTH TECHNOLOGY SECTOR -- 3.1%
--------------------------------
               MEDICAL SPECIALTIES -- 3.1%
     357,900   Sybron Dental Specialties, Inc.                     13,464,198

INDUSTRIAL SERVICES SECTOR -- 2.8%
----------------------------------
               ENVIRONMENTAL SERVICES -- 2.8%
     340,000   Republic Services, Inc.                             12,243,400

PROCESS INDUSTRIES SECTOR -- 17.1%
----------------------------------
               CHEMICALS: MAJOR DIVERSIFIED -- 2.8%
     425,900   Engelhard Corp.                                     12,159,445

               CHEMICALS: SPECIALTY -- 2.8%
     330,500   Albemarle Corp.                                     12,053,335

               CONTAINERS/PACKAGING -- 6.4%
     306,000   AptarGroup, Inc.                                    15,544,800
     454,000   Bemis Company, Inc.                                 12,049,160
                                                                 ------------
                                                                   27,593,960
               INDUSTRIAL SPECIALTIES -- 3.0%
      62,000   Minerals Technologies Inc.                           3,819,200
     184,900   Valspar Corp.                                        8,928,821
                                                                 ------------
                                                                   12,748,021
               TEXTILES -- 2.1%
     280,000   Albany International Corp.                           8,990,800

PRODUCER MANUFACTURING SECTOR -- 5.2%
-------------------------------------
               BUILDING PRODUCTS -- 2.7%
     304,100   York International Corp.                            11,555,800

               ELECTRICAL PRODUCTS -- 1.4%
     239,800   Acuity Brands, Inc.                                  6,160,462

               INDUSTRIAL MACHINERY -- 1.1%
     119,900   IDEX Corp.                                           4,629,339

RETAIL TRADE SECTOR -- 3.6%
---------------------------
               FOOD RETAIL -- 3.6%
     551,200   Casey's General Stores, Inc.                        10,924,784
     181,800   Ruddick Corp.                                        4,641,354
                                                                 ------------
                                                                   15,566,138
TECHNOLOGY SERVICES SECTOR -- 4.5%
----------------------------------
               DATA PROCESSING SERVICES -- 4.5%
     703,700   The BISYS Group, Inc.                               10,513,278
     482,800   eFunds Corp.                                         8,685,572
                                                                 ------------
                                                                   19,198,850
TRANSPORTATION SECTOR -- 4.9%
-----------------------------
               AIR FREIGHT/COURIERS -- 1.9%
     377,000   Pacer International, Inc.                            8,214,830

               TRUCKING -- 3.0%
     662,000   Werner Enterprises, Inc.                            13,001,680
                                                                 ------------
                   Total common stocks                            400,879,491

SHORT-TERM INVESTMENTS -- 7.3% (A)<F3>
               COMMERCIAL PAPER -- 2.1%
 $ 9,000,000   Toyota Motor Credit Corp.,
                 2.93%, due 7/08/05                                 8,994,873

               VARIABLE RATE DEMAND NOTES   5.2%
  16,299,041   U.S. Bank, N.A., 3.08%                              16,299,041
   6,000,000   Wisconsin Corporate Central
                 Credit Union, 3.00%                                6,000,000
                                                                 ------------
                   Total variable rate demand notes                22,299,041
                                                                 ------------
                   Total short-term investments                    31,293,914
                                                                 ------------
                   Total investments                              432,173,405
                                                                 ------------
                                                                 ------------
               Liabilities, less cash and
                 receivables -- (0.3%) (A)<F3>                     (1,053,155)
                                                                 ------------
                   NET ASSETS                                    $431,120,250
                                                                 ------------
                                                                 ------------
               Net Asset Value Per Share
                 ($0.01 par value, indefinite shares
                 authorized), offering and redemption
                 price ($431,120,250 / 17,003,122
                 shares outstanding)                             $      25.36
                                                                 ------------
                                                                 ------------
(a)<F3>   Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

                           FMI COMMON STOCK FUND, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                     100 East Wisconsin Avenue, Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                                  ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.